SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, DC 20549
                 ------------------------

                        FORM 8-K/A
                     AMENDMENT NO. 1

                     CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                           1934


Date of Report (Date of earliest event reported): April 10, 2001

                 ADVANCE TECHNOLOGIES, INC.
      (EXACT NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

NEVADA                    0-27175                     95-4755369
(STATE OR JURISDICTION  (Commission File No.)   (I.R.S. EMPLOYER
OF INCORPORATION OR                           IDENTIFICATION NO.)
ORGANIZATION)

                   716 Yarmouth Road # 215
                Palos Verdes Estates, CA 90275
                      Tel: (310) 265-7776
  (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

References in this document to "us," "we," "our," or "the
Company" refer to Advance Technologies, Inc.


Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable



Item 4. Changes in Registrant's Certifying Accountant.

    Item 4.  Changes in Registrant's Certifying Accountant.


     The Registrant had employed the accounting firm of Crouch, Bierwolf & Chisholm, 50 West B'way, Suite 1130, Salt Lake City, UT 84101 for its Filings Form 10-SB (August 30, 1999) and Form 10-K (period ending September 30, 1999), The Certified Public Accountant at the Crouch firm who handled Registrant's account was Mr. Todd D. Chisholm.

     Prior to the filing of Form 10-K for the period ending September 30, 2000, Mr. Chisholm left the Crouch, Bierwolf & Chisholm firm and started his own practice as a Certified Public Accountant. The name of Mr. Chisholm's public accounting firm is now referred to as Chisholm & Associates, PO Box 540216, North Salt Lake, UT 84054.

     Accordingly, Mr. Todd D. Chisholm while resigning from the
Crouch, Bierwolf & Chisholm firm, continues to act as Registrant's Independent Accountant through the firm of Chisholm
& Associates. Mr. Chisholm did not resign, decline to stand for reelection nor did Registrant dismiss Mr. Chisholm.

     The decision to retain Mr. Chisholm as its Certified Public
Accountant with the firm of Chisholm and Associates was approved by Registrant's Board of Directors.

     During the Registrants two most recent fiscal years (for the periods ending September 30, 1999 and September 30, 2000) there were no disagreements with Mr. Chisholm on any matters of accounting principals, financial statement disclosures or auditing scope or procedure.

     Notwithstanding, during the Registrant's compliance with filing Form 15c211 with the National Association of Security Dealers (NASD), it was brought to the Registrant's attention that Mr. Chisholm had a issue with the Registrant as a "Going Concern" as evidenced in Note No. 4 of the Notes to the Consolidated Financial Statements dated September 30, 1999 in Registrant's Form 10-K. The same "Going Concern" issue was also evidenced in Note No. 4 of the Notes to the Consolidated Financial Statements dated September 30, 2000.

     While Mr. Chisholm recited the "Going Concern" caveat in the Notes to the Consolidated Financial Statements for Form 10-K for the periods ending September 30, 1999 and September 30, 2000, there was no mention of the "Going Concern" issue on the face page of the Independent Auditor's Report (the "Audit Opinion") for the reporting periods mentioned.

     On or about January 19, 2001, the Registrant filed a 10KSB/A for the period ending September 30, 2000 in which Mr.
Chisholm revised and amended his Audit Opinion by inserting therein the following verbiage:

"The accompany financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has minimal assets and is dependant upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty".

     On or about January 31, 2001, the Registrant filed a 10KSB/A for the period ending September 30, 1999 in which Mr. Chisholm revised and amended his Audit Opinion by inserting therein the following verbiage:

"The accompany financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has minimal assets and is dependant upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty".


Item 5. Other Events

         Not Applicable

Item 6. Resignation of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

         Accountants' Letter

Item 8. Change in Fiscal Year.

         Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ADVANCE TECHNOLOGIES, INC



Date: 04/10/2001	   By /s/ Gary E. Ball
                        Gary E. Ball, President and Director






















                   [Chisholm & Associates]


                                April 12, 2001


Securities & Exchange Commission
450 5th Street, NW
Washington, D.C. 20549


Re: Advance Technologies, Inc.
 File No. 0-27175
 Form 8-K/A-Item 4. Changes in Registrant's Certifying Accountant


Dear Sir or Madam:

We have been furnished with a copy of the response to Item 4 of Form 8-K dated April 10, 2001 for the Change in Accountants with regard to the above captioned company.

We agree with the statements made in response to Item 4 insofar as they relate to our firm.



Sincerely,

/s/ Chisholm & Associates